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                                                                    EXHIBIT 10.2

                              FIRST AMENDMENT TO
                              ------------------
                                CREDIT AGREEMENT
                                ----------------

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into
                                                     ---------
as of July 31, 2000, by and between DATA RETURN CORPORATION ("Borrower") and
                                                              --------
BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank").
                                        ----

     WHEREAS, Borrower and Bank entered into that certain Credit Agreement dated as of December 29, 1999 (the "Loan Agreement"); and
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     WHEREAS, the Loan Agreement currently governs Borrower's revolving line of credit in the maximum amount of $2,000,000.00 (the "Loan"), as currently
                                                    ----
evidenced by that certain promissory note dated December 29, 1999 payable by Borrower to the order of Bank in the stated principal amount of $2,000,000.00 (the "Note"); and
      ----

     WHEREAS, the Loan Agreement, the Note and all other documents evidencing, securing, governing and/or pertaining to the Note are hereinafter referred to collectively as the "Loan Documents"; and
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     WHEREAS, the parties hereto now desire to modify the Loan Agreement as hereinafter provided;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.01 The terms used in this Amendment to the extent not otherwise defined herein shall have the same meanings as in the Loan Agreement.

                                   ARTICLE II

                                   Amendment
                                   ---------

     Section 2.01 Effective as of the date hereof, the second sentence in Paragraph 1 of the Loan Agreement is amended by changing July 31, 2000 to July 31, 2001.

FIRST AMENDMENT TO CREDIT AGREEMENT - Page 1
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                                  ARTICLE III

                                      Note
                                      ----

     Section 3.01 Contemporaneously with the execution hereof, Borrower agrees to execute and deliver to Bank a promissory note (the "Renewal Note") in the
                                                       ------------
stated principal amount of $2,000,000.00, in form and substance satisfactory to Bank, in renewal and extension of the Note.

                                   ARTICLE IV

          Representations, Warranties, Ratification and Reaffirmation
          -----------------------------------------------------------

     Section 4.01 Borrower hereby represents and warrants that: (i) the representations and warranties contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, (ii) no event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both, and (iii) there are no claims or offsets against, or defenses or counterclaims to, the Note, the indebtedness evidenced thereby or the liens securing same (including without limitation, any defenses or offsets resulting from or arising out of breach of contract or duty, the amount of interest charged, collected or received on the Note heretofore, or breach of any commitments or promises of any type).

     Section 4.02 The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect, Borrower hereby agreeing that the Loan Agreement and the other Loan Documents are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

                                   ARTICLE V

                                 Miscellaneous
                                 -------------

     Section 5.01 Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     Section 5.02 This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 5.03 This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

FIRST AMENDMENT TO CREDIT AGREEMENT - Page 2
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     Section 5.04  THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, THE RENEWAL
NOTE, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.

                              BORROWER:
                              --------

                              DATA RETURN CORPORATION



                              By:  /s/ Stuart A. Walker
                                   -----------------------------------------
                              Name:  Stuart A. Walker
                              Title: Senior Vice President - Chief Financial Officer





                              BANK:
                              ----

                              BANK ONE, TEXAS, NATIONAL ASSOCIATION


                              By:   /s/ Mike Meredith
                                   -----------------------------------------
                              Name:   Mike Meredith
                                   -----------------------------------------
                              Title:  Vice President
                                   -----------------------------------------


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 3
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